UNITED STATES SECURITIES
                   AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.

                          FORM 8-K
                       CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2,
2006

                 ALLSTATES WORLDCARGO, INC.
   (Exact name of registrant as specified in its charter)

New Jersey          000-24991            22-3487471
(State or other     (Commission File     (IRS Employer
jurisdiction of     Number)              Identification No.)
incorporation)

   4 Lakeside Drive South, Forked River, New Jersey 08731
          (Address of principal executive offices)

                        609-693-5950
    (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-
2(b)( under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 - Amendments to Articles of Incorporation or
Bylaws; Change in Fiscal Year

On  August  2,  2006,  the Company received  a  Written
Consent   in   Lieu  of  a  Special  Meeting   of   the
Stockholders   of  Allstates  WorldCargo,   Inc.   (the
"Written Consent"), signed by the holders of a majority
of  the  issued and outstanding shares of common stock,
$0001  par  value, of Allstates WorldCargo,  Inc.  (the
"Company").   The actions taken in the Written  Consent
will become effective immediately upon the passage of 20 days from the mailing of an Information Statement to all stockholders of the Company pursuant to Regulation
14C of the Exchange Act of 1934.

The Written Consent resolved that the Company's By-Laws were to be amended, as described hereinbelow.

Section 3.02

Section 3.02 of the By-Laws of the Company was amended to read as follows:

     3.02  The Board of Directors shall consist of  not
     less  than  one nor more than ten directors.   The
     precise  number  of  Directors within  this  range
     shall be fixed by the Board of Directors each year
     before  the  annual meeting of shareholders.   The
     Board  of  Directors  immediately  following   the
     adoption of this bylaw shall consist of four directors.

Prior to the amendment described herein, Section 3.02 of the By-Laws provided:

     3.02 The Board of Directors shall consist of seven directors.

Section 3.12(b)

Section 3.12(b) of the By-Laws of the Company was amended to read as follows:

     3.12  (b)  Vacancies  in the  Board  of  Directors
     existing   for  any  reason,  including  vacancies
     arising  as a result of an increase in the  number
     of  Directors,  may be filled by  the  affirmative
     vote of a majority of the remaining Directors then
     in office, even if their number is insufficient to
     constitute  a  quorum,  or  by  a  sole  remaining
     Director.   A  Director so  appointed  to  fill  a
     vacancy shall hold office until a successor is elected and qualified at the next annual or special meeting of the shareholders.

Prior to the amendment described herein, Section 3.12(b) of the By-Laws provided:

     3.12  (b)  Vacancies  in the  Board  of  Directors
     existing   for  any  reason,  including  vacancies
     arising  as a result of an increase in the  number
     of  Directors, shall be filled by the  affirmative
     vote of a majority of the remaining Directors then
     in office, even if their number is insufficient to
     constitute  a  quorum,  or  by  a  sole  remaining
     Director,  except that upon the  increase  in  the
     number  of  Directors from four to seven  members,
     following the effective date of these Amended  and
     Restated  Bylaws, the Honorable  James  D.  Clyne,
     Superior Court of New Jersey, Ocean County,  shall
     appoint  three  individuals to fill the  resulting
     vacancies.  In the event of a deadlock, or a three-
     to-three   vote,  with  respect  to  filling   any
     vacancy,  an  independent arbitrator appointed  by
     the remaining Directors shall select the person to
     fill  the  vacancy or vacancies.   A  Director  so
     appointed to fill a vacancy shall hold office until a successor is elected and qualified at the next annual meeting of the shareholders, except that any Director so appointed by Judge Clyne, or appointed to fill a vacancy arising from the death, resignation, or removal of such judicial appointee (or his successor), shall continue from term to term, and need not stand for re-election.

Section 3.12(c)

Section 3.12(c) of the By-Laws of the Company was amended to read as follows:

     3.12  (c)  If  a Director resigns from  the  Board
     effective at some future date, the future  vacancy
     shall  be  filled  by the affirmative  vote  of  a
     majority   of  the  Directors  then   in   office,
     including the Director who has resigned,  even  if
     their  number  is  insufficient  to  constitute  a
     quorum.   The  term of the newly elected  Director
     will begin when the resignation becomes effective.
     A Director so elected to fill a future vacancy shall hold office from the effective date of the predecessor's resignation until a successor is elected and qualified at the next annual or special meeting of the shareholders.

Prior to the amendment described herein, Section 3.12(c) of the By-Laws provided:

     3.12  (c)  If  a Director resigns from  the  Board
     effective at some future date, the future  vacancy
     shall  be  filled  by the affirmative  vote  of  a
     majority   of  the  Directors  then   in   office,
     including the Director who has resigned,  even  if
     their  number  is  insufficient  to  constitute  a
     quorum.  In the event of a deadlock, or a three-to-
     three  vote, with respect to filling any  vacancy,
     an   independent  arbitrator  appointed   by   the
     remaining  Directors shall select  the  person  to
     fill  the vacancy or vacancies.  The term  of  the
     newly  elected  or appointed Director  will  begin
     when   the   resignation  becomes  effective.    A
     Director so appointed to fill a vacancy shall hold
     office  until a successor is elected and qualified
     at  the  next  annual meeting of the shareholders,
     except  that  any  Director appointed  to  fill  a
     vacancy  arising  from  the  resignation  of   any
     Director  appointed  by Judge  Clyne  pursuant  to
     Section  3.12(b)  hereinabove (or his  successor),
     shall continue from term to term, and need not stand for re-election.

Item 8.01 - Other Events

The information presented in Item 5.03 above is incorporated herein by reference.

The Written Consent resolved that Charles F. Starkey, Alan
E. Meyer, and Joseph Buckelew were removed from the Company's Board of Directors. The removal was without cause.

                         SIGNATURES

       Pursuant  to  the requirements of the Securities
Exchange Act  of  1934, the registrant has duly caused this
report  to  be signed   on   its  behalf  by  the
undersigned  thereunto   duly authorized.

Dated as of:  August 4, 2006


                                 ALLSTATES WORLDCARGO, INC.
                                 (Registrant)

                                 /s/ Sam DiGiralomo
                                 By: Sam DiGiralomo
                                 Title: President/C.E.O.